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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 12, 2002

SL GREEN REALTY CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State of Incorporation)

1-13199	13-3956775
(Commission File Number)	(IRS Employer ID. Number)
420 Lexington Avenue New York, New York (Address of Principal Executive Offices)	10170 (Zip Code)

(212) 594-2700
(Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(1)
EXHIBITS

a.
Transmittal Letter

b.
Certification of Chief Executive Officer

c.
Certification of Chief Financial Officer

ITEM 9. REGULATION FD DISCLOSURE

        On July 31, 2002, SL Green Realty Corp. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission.

        The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.
By:	/s/ Thomas E. Wirth Thomas E. Wirth Chief Financial Officer

Date: August 12, 2002

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE